Confidential

Exhibit 10.49

Amendment No. 1 to Manufacturing Services Agreement relating to rhThrombin

This Amendment No. 1 to Manufacturing Services Agreement relating to rhThrombin, dated as of December 3, 2007 (“Effective Date”), is entered into by and between Patheon Italia S.p.A. (“Patheon”) and ZymoGenetics, Inc., a Washington corporation (“ZGEN”).

The parties hereby agree that the Manufacturing Services Agreement relating to rhThrombin, dated January 1, 2006 (the “Agreement”) shall be amended as follows:

1.	Territory

Schedule H shall be replaced by the updated Schedule H attached hereto.

2.	Ratification of Agreement

All other terms and obligations of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, ZGEN and Patheon have executed this Amendment No. 1 to Manufacturing Services Agreement relating to rhThrombin as of the Effective Date.

Patheon Italia S.p.A.	ZymoGenetics, Inc.

/s/ Aldo Braca	/s/ Vaughn B. Himes
Aldo Braca	Vaughn B. Himes, Ph.D.
Managing Director Patheon Italia S.p.A. – President Patheon Europe	Senior Vice President, Technical Operations
Date: December 3, 2007	Date: December 5, 2007

Confidential

SCHEDULE H

TERRITORY

United States of America

Countries within Europe

• Albania	• Andorra	• Armenia

• Austria	• Azerbaijan	• Belarus

• Belgium	• Bosnia and Herzegovina	• Bulgaria

• Croatia	• Cyprus	• Czech Republic

• Denmark	• Estonia	• Finland

• France	• Georgia	• Germany

• Greece	• Hungary	• Iceland

• Ireland	• Italy	• Kazakhstan

• Kyrgyzstan	• Latvia	• Liechtenstein

• Lithuania	• Luxembourg	• Macedonia

• Malta	• Moldova	• Monaco

• Montenegro	• Netherlands	• Norway

• Poland	• Portugal	• Romania

• Russia	• San Marino	• Serbia

• Slovakia	• Slovenia	• Spain

• Sweden	• Switzerland	• Tajikistan

• Turkey	• Turkmenistan	• Ukraine

• United Kingdom	• Uzbekistan	• Vatican City

Countries within Canada/Latin America Region

• Canada	• Mexico	• Argentina

• Bolivia	• Brazil	• Chile

• Colombia	• Dominican Republic	• Ecuador

• El Salvador	• Guatemala	• Nicaragua

• Paraguay	• Peru	• Uruguay

• Venezuela	• Costa Rica	• Honduras

• Panama	• Belize	• Cuba

• French Guiana	• Guadeloupe	• Guyana

• Haiti	• Suriname

Countries within Asia/Pacific Region

• Australia	• Cambodia	• China

• Hong Kong	• Indonesia	• India

• Malaysia	• New Zealand	• Pakistan

• Philippines	• Singapore	• South Korea

• Vietnam	• Taiwan	• Thailand

• Bahrain	• Bangladesh	• Bhutan

• Brunei	• Israel	• Jordan

• Kuwait	• Oman	• Qatar

• Saudi Arabia	• United Arab Emirates

Countries within Japan Region

• Japan